[Graphic Omitted]                                             Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) HIGH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President                              500 Boylston Street
                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                        DISTRIBUTOR
(diversified holding company)                       MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company            INVESTOR SERVICE
(Blockbuster Video franchise)                       MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGER                                   Boston, MA 02107-9906
Bernard Scozzafava*
                                                    For additional information,
TREASURER                                           contact your financial adviser.
W. Thomas London*
                                                    CUSTODIAN
ASSISTANT TREASURERS                                Investors Bank & Trust Company
Mark E. Bradley*
Ellen Moynihan*                                     AUDITORS
James O. Yost*                                      Deloitte & Touche LLP

SECRETARY                                           WORLD WIDE WEB
Stephen E. Cavan*                                   www.mfs.com

ASSISTANT SECRETARY
James R. Bordewick, Jr.*                            [Graphic Omitted]
                                                    For the third year
                                                    in a row, MFS earned a #1
                                                    ranking in the DALBAR, Inc.
*Affiliated with the Investment Adviser             Broker/Dealer Survey, Main Office Operations
                                                    Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including
                                                    "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

July 14, 1997

MFS HIGH INCOME SERIES

During the first half of 1997, the high-yield market remained one of the best-performing fixed-income asset classes. The market's strength was due in part to a strong economy and a subsequent low default rate, which has averaged only 1.8% over the past 12 months. Demand for high-yield bonds has been exceptionally strong, with net inflows into high-yield mutual funds over the past year exceeding the levels recorded in any prior year. In addition, managers of investment-grade accounts have been significant buyers of high-yield bonds. Although new issuance of high-yield bonds is on track to challenge the record level set in 1993, supply has not kept pace with demand. At the end of the period, the yield on the Salomon Brothers High Yield Index was 9.28%, versus 6.48% for U.S. Treasury notes of comparable maturities (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). Although the spread between these two yields has narrowed to a record low 2.80% from 3.22% at the beginning of the year, we believe the economic environment remains favorable for owning high-yield bonds, given the general outlook for moderate economic growth and low inflation.

    During the first six months of the year, the Series posted a total return of 6.81% (including the reinvestment of any distributions) compared to 5.66% for the average fund in the Lipper High Yield Index as measured by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. Given the tight level of yield spreads and the length of this economic expansion, our investment strategy has focused on trying to avoid mistakes. We have concentrated our holdings in the bonds of better-quality companies because we do not think investors are adequately compensated for the risks associated with lower-tier credits. Two industries of note in which we are overweighted are consumer products and general industrials. In the consumer products sector, we are invested in such name-brand companies as Westpoint Stevens and Revlon. Our general industrial holdings are a diversified group of niche manufacturing companies that are typically leaders in their fields. Such companies include International Knife, a dominant manufacturer of industrial cutting blades, and Hayes Wheels, a global supplier of automotive wheels. We reduced our weighting in the energy sector because we felt that the relatively low yields currently available in that sector were not appropriate compensation for the commodity risk associated with these investments.

Respectfully,

/s/ Bernard Scozzafava
Bernard Scozzafava
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava joined the MFS Fixed Income Department in 1989 as an Investment Officer and was named Assistant Vice President in 1991 and Vice President in 1993. Mr. Scozzafava is a graduate of Hamilton College and earned an M.S. degree from the Massachusetts Institute of Technology.

Note: Effective June 1, 1997, Mr. Scozzafava succeeded Joan S. Batchelder as portfolio manager of the Series.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS High Income Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                              6 Months           1 Year       Life of Series*
-----------------------------------------------------------------------------
Cumulative Total Return         +6.81%          +16.03%              +25.67%
-----------------------------------------------------------------------------
Average Annual Total Return       --            +16.03%              +12.56%
-----------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, July 26, 1995, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997
Bonds - 94.4%
-----------------------------------------------------------------------------------------------
                                                              Principal Amount
Issuer                                                           (000 Omitted)            Value
-----------------------------------------------------------------------------------------------
U.S. Bonds - 88.1%
  Aerospace - 2.4%
    BE Aerospace, 9.875s, 2006                                         $   170      $   178,925
    Airplanes Pass-Through Trust, 10.875s, 2019                             75           86,250
    K & F Industries, 10.375s, 2004                                        250          265,000
    MOOG, Inc., 10s, 2006                                                   25           26,000
                                                                                    -----------
                                                                                    $   556,175
-----------------------------------------------------------------------------------------------
  Building - 3.5%
    Building Materials Corp., 0s to 1999, 11.75s to 2004               $   361      $   327,607
    Building Materials Corp., 8.625s, 2006                                  10           10,150
    Johns Manville International Group, 10.875s, 2004                       50           55,500
    Nortek, Inc., 9.875s, 2004                                              25           25,625
    Nortek, Inc., 9.25s, 2007                                              245          251,737
    USG Corp., 9.25s, 2001                                                 125          132,187
                                                                                    -----------
                                                                                    $   802,806
-----------------------------------------------------------------------------------------------
  Chemicals - 1.9%
    Harris Chemicals, 10.25s, 2001                                     $   125      $   130,000
    NL Industries, Inc., 11.75s, 2003                                      175          189,875
    UCC Investors Holdings, Inc., 10.5s, 2002                              100          108,750
                                                                                    -----------
                                                                                    $   428,625
-----------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Anacomp, Inc., 10.875s, 2004##                                     $    20      $   20,650
-----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.2%
    E & S Holdings Corp., 10.375s, 2006                                $   250      $   260,000
    Foodbrands America, Inc., 10.75s, 2006                                 150          175,848
    Genmar Holdings, 13.5s, 2001                                            90           87,300
    Reeves Industries, Inc., 11s, 2002                                      50           37,500
    Remington Products Co., 11s, 2006                                       40           35,300
    Revlon Consumer Products, 10.5s, 2003                                  325          346,125
    Westpoint Stevens, Inc., 9.375s, 2005                                  465          485,925
                                                                                    -----------
                                                                                    $ 1,427,998
-----------------------------------------------------------------------------------------------
  Defense Electronics - 2.0%
    Alliant Techsystems, Inc., 11.75s, 2003                            $    25      $    27,656
    L-3 Communications Corp., 10.375s, 2007##                              400          425,000
                                                                                    -----------
                                                                                    $   452,656
-----------------------------------------------------------------------------------------------
  Electronical Equipment - 1.1%
    Williams Scotsman Inc., 9.875s, 2007##                             $   250      $   250,000
-----------------------------------------------------------------------------------------------
  Electronics - 0.3%
    Verio, Inc., 13.5s, 2004##                                         $    70      $    70,350
-----------------------------------------------------------------------------------------------
  Entertainment - 2.2%
    AMC Entertainment Inc., 9.5s, 2009##                               $   175      $   182,000
    American Skiing Corp., 12s, 2006                                        25           26,375
    Cinemark USA, Inc., 9.625s, 2008                                       225          231,750
    Marvel Holdings, Inc., 0s, 1998**                                      185           26,825
    Plitt Theatres, Inc., 10.875s, 2004                                     45           47,700
                                                                                    -----------
                                                                                    $   514,650
-----------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Integon Capital I, 10.75s, 2027##                                  $  100       $   120,750
-----------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Food and Beverage Products - 1.8%
    Delta Beverage Group, 9.75s, 2003                                  $    60      $    62,775
    Keebler Corp., 10.75s, 2006                                            100          112,000
    PMI Acquisition Corp., 10.25s, 2003                                    220          231,550
                                                                                    -----------
                                                                                    $   406,325
-----------------------------------------------------------------------------------------------
  Forest and Paper Products - 5.1%
    Atlantis Group, Inc., 11s, 2003                                    $    90      $    93,600
    Buckeye Cellulose Corp., 8.5s, 2005                                     40           40,000
    Calmar, Inc., 11.5s, 2005                                              100          103,750
    Florida Coast Paper LLC, 12.75s, 2003                                  100          103,750
    Gaylord Container Corp., 12.75s, 2005                                  135          147,825
    Gaylord Container Corp., 9.75s, 2007##                                 175          174,563
    Ivex Packaging Corp., 12.5s, 2002                                      100          108,500
    PT Indah Kiat Pulp and Paper, 10s, 2007##                              200          199,250
    Pacific Lumber Co., 10.5s, 2003                                         75           77,250
    U.S. Can Corp., 10.125s, 2006                                          125          130,000
                                                                                    -----------
                                                                                    $ 1,178,488
-----------------------------------------------------------------------------------------------
  Gaming and Hotels - 3.6%
    Boomtown, Inc., 11.5s, 2003                                        $    25      $    26,938
    Casino America, Inc., 12.5s, 2003                                      150          154,875
    Coast Hotels & Casino, 13s, 2002                                       155          172,825
    Eldorado Resorts, 10.5s, 2006##                                        100          107,250
    Grand Casinos, Inc., 10.125s, 2003                                     100          104,000
    Griffin Gaming & Entertainment, 0s, 2000**                              50           51,500
    Harvey Casinos Resorts, 10.625s, 2006                                   75           79,500
    Red Roof Inns, Inc., 9.625s, 2003                                       70           72,450
    Santa Fe Hotel, Inc., 11s, 2000                                         65           47,125
                                                                                    -----------
                                                                                    $   816,463
-----------------------------------------------------------------------------------------------
  General Industrial - 3.6%
    AGCO Corp., 8.5s, 2006                                             $    50      $    51,125
    Clark-Schwebel, Inc., 10.5s, 2006                                       50           53,250
    Exide Corp., 2.9s, 2005##                                              225          140,063
    Exide Corp., 10s, 2005                                                  75           77,625
    Hayes Wheels International, Inc., 11s, 2006                            100          110,000
    Hayes Wheels International, Inc., 9.125s, 2007##                       225          224,719
    Lear Corp., 9.5s, 2006                                                  75           79,875
    Venture Holdings Trust, 9.75s, 2004                                    100           98,000
                                                                                    -----------
                                                                                    $   834,657
-----------------------------------------------------------------------------------------------
  Information, Paging, & Technology - 1.6%
    Iron Mountain, Inc., 10.125s, 2006                                 $   200      $   213,500
    Kinder Care Learning Centers, 9.5s, 2009                                80           77,800
    Pierce Leahy Corp., 11.125s, 2006                                       75           81,750
                                                                                    -----------
                                                                                    $   373,050
-----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Quorum Health Group, 8.75s, 2005                                   $   100      $   103,500
    Tenet Healthcare Corp., 8s, 2005                                       200          200,500
                                                                                    -----------
                                                                                    $   304,000
-----------------------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    Haynes International, Inc., 11.625s, 2004                          $   300      $   330,000
-----------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    Clark R&M Holdings, 0s, 2000                                       $    90      $    68,625
    Falcon Drilling, 8.875s, 2003                                          400          405,000
    Mesa Operating Corp.,10.625s, 2006                                      70           79,450
    Pride Petroleum Services, Inc., 9.375s, 2007                           110          114,950
                                                                                    -----------
                                                                                    $   668,025
-----------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Day International Group, Inc., 11.125s, 2005                       $    50      $    51,125
    Golden Books Publishing, Inc., 7.65s, 2002                              25           23,562
                                                                                    -----------
                                                                                    $    74,687
-----------------------------------------------------------------------------------------------
  Retail - 2.6%
    Finlay Fine Jewelery, Inc., 10.625s, 2003                          $   250      $   262,500
    Parisian, Inc., 9.875s, 2003                                           313          328,650
                                                                                    -----------
                                                                                    $   591,150
-----------------------------------------------------------------------------------------------
  Special Products and Services - 9.5%
    AAF-McQuay, Inc., 8.875s, 2003                                     $    25      $    25,063
    Central Transport, 9.5s, 2003                                          150          145,500
    Fairfield Manufacturing, 11.375s, 2001                                 150          159,000
    Howmet Corp., 10s, 2003                                                250          270,000
    IMO Industries, Inc., 11.75s, 2006                                     200          239,500
    Idex Corp., 9.75s, 2002                                                 25           26,000
    Interlake Corp., 12s, 2001                                              75           82,500
    Interlake Corp., 12.125s, 2002                                         175          183,750
    International Knife & Saw, Inc., 11.375s, 2006                         100          107,250
    Polymer Group, Inc., 12.25s, 2002                                      212          233,200
    Polymer Group, Inc., 9s, 2007##                                        250          245,978
    Synthetic Industries, Inc., 9.25s, 2007##                              275          278,438
    Thermadyne Holdings Corp., 10.25s, 2002                                150          157,500
    Thermadyne Holdings Corp., 10.75s, 2003                                 26           27,235
                                                                                    -----------
                                                                                    $ 2,180,914
-----------------------------------------------------------------------------------------------
  Steel - 6.8%
    AK Steel Corp., 9.125s, 2006                                       $    50      $    51,000
    Carbide/Graphite Group, Inc., 11.5s, 2003                               25           27,250
    CSN Iron, 9.125s, 2007##                                               150          148,406
    Jorgensen, (Earle M.) Co., 10.75s, 2000                                 70           70,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          25           25,625
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                         775          841,844
    WCI Steel, Inc., 10s, 2004                                             375          389,062
                                                                                    -----------
                                                                                    $ 1,553,187
-----------------------------------------------------------------------------------------------
  Supermarkets - 4.9%
    Dominick's Finer Foods, Inc., 10.875s, 2005                        $    50      $    55,250
    Grand Union Corp., 12s, 2004                                            90           65,700
    Jitney-Jungle Stores, 12s, 2006                                         30           33,300
    Pathmark Stores, Inc., 9.625s, 2003                                     10            9,775
    Ralph's Grocery Co., 10.45s, 2004                                       75           80,250
    Shoppers Food Warehouse, 9.75s, 2004##                                 100          100,000
    Smith's Food & Drug Co., 11.25s, 2007                                  675          789,750
                                                                                    -----------
                                                                                    $ 1,134,025
-----------------------------------------------------------------------------------------------
  Telecommunications - 21.9%
    American Radio Systems Corp., 9s, 2006                             $    75      $    76,500
    Brooks Fiber Properties, 0s to 2001, 10.875s to 2006                   250          170,000
    Chancellor Radio Broadcasting, 8.75s, 2007##                           200          198,000
    Charter Communications, 11.25s, 2006                                    25           27,000
    Comcast Cellular Holdings, 9.5s, 2007##                                450          452,250
    Echostar Communications Corp., 0s to 1999, 12.875s
      to 2004                                                              150          126,938
    Echostar DBS Corp., 12.5s, 2002##                                       25           24,875
    Echostar Satellite Broadcasting, 0s to 2000, 13.125s
      to 2004                                                              115           82,800
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007##                        500          302,500
    Globalstar LP/Capital, 11.375s, 2004##                                 195          195,487
    Hollinger International Publishing, 9.25s, 2007                        150          153,000
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                          475          317,063
    Intercel Inc., 11.125s, 2007##                                          25           25,125
    Intermedia Capital Partners IV, 11.25s, 2006                           100          109,500
    ITC Deltacom, Inc., 11s, 2007##                                        100          102,500
    Jones Intercable, Inc., 9.625s, 2002                                   550          576,125
    Jones Intercable, Inc., 8.875s, 2007                                   100          102,000
    Lenfest Communications, 10.5s, 2006                                    100          108,750
    Marcus Cable Operating Co., 0s to 1999, 13.5s to
      2004                                                                 200          174,000
    McCaw International Ltd., 0s to 2002, 13s to 2007                      175           84,875
    MFS Communications Co., Inc., 0s to 1997, 8.875s to
      2001                                                                 100           78,625
    Mobile Telecom Technology Corp., 13.5s, 2002                            35           37,450
    Mobilemedia Communications Corp., 0s to 1998, 10.5s
      to 2003**                                                             35            4,550
    Nextel Communications, 0s to 1999, 9.75s to 2004                       360          275,400
    Orion Network Systems, Inc., 11.25s, 2007                              100          104,500
    Orion Network Systems, Inc., 0s to 2002, 12.5s to
      2007                                                                 200          116,000
    Outdoors Systems, Inc., 8.875s, 2007##                                 125          121,562
    Paging Network, Inc., 8.875s, 2006                                     100           91,000
    Peoples Choice TV Co., 0s to 2000, 13.125s to 2004                      75           27,000
    PTC International, 0s to 2002, 10.75s to 2007##                        175          103,672
    Qwest Communications International, Inc., 10.875s,
      2007##                                                                75           81,750
    Sprint Spectrum LP, 11s, 2006                                          250          276,250
    Sygnet Wireless, Inc., 11.5s, 2006                                     100          100,125
    Teleport Communications, 0s to 2001, 11.125s to 2007                   200          143,750
    Western Wireless Corp., 10.5s, 2007                                     50           51,875
                                                                                    -----------
                                                                                    $ 5,022,797
-----------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Moran Transportation Co., 11.75s, 2004                             $    50      $    55,125
-----------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    El Paso Electric Co., 8.9s, 2006                                   $    75      $    79,810
-----------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $20,247,363
-----------------------------------------------------------------------------------------------
Foreign Bonds - 6.3%
  Canada - 3.0%
    CHC Helicopter Corp., 11.5s, 2002 (Aerospace)                      $    75      $    77,437
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                         265          277,587
    Rogers Cablesystems Ltd., 10.125s, 2012
      (Telecommunications)                                                 100          106,000
    Rogers Cantel, Inc., 9.375s, 2008 (Cellular
      Telephones)                                                           50           52,750
    Telesystem International Wireless, 0s to 2002,
      13.25s to 2007 (Telecommunications)##                                325          175,094
                                                                                    -----------
                                                                                    $   688,868
-----------------------------------------------------------------------------------------------
  Indonesia - 0.5%
    APP Financial International, 12s, 2049 (Forest and
      Paper Products)##                                                $   100      $   101,750
-----------------------------------------------------------------------------------------------
  Luxembourg - 1.2%
    Millicom International Cellular Communications, 0s
      to 2001,
      13.5s to 2006 (Cellular Telephones)                              $   380      $   277,400
-----------------------------------------------------------------------------------------------
  United Kingdom - 1.6%
    Bell Cablemedia PLC, 0s to 2000, 11.875s, 2005
      (Telecommunications)                                             $    50      $    41,750
    Colt Telecom Group, 0s to 2001, 12s to 2006
      (Telecommunications)                                                 135           87,750
    Diamond Cable Communications PLC, 0s to 2000, 11.75s
      to 2005 (Telecommunications)                                          10            6,925
    Diamond Cable Communications PLC, 0s to 2002, 10.75s
      to 2007 (Telecommunications)##                                       275          163,281
    Newsquest Capital, 11s, 2006 (Telecommunications)                       25           27,125
    Videotron Holdings PLC, 0s to 2000, 11s to 2005
      (Telecommunications)                                                  50           41,750
                                                                                    -----------
                                                                                    $   368,581
-----------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $ 1,436,599
-----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $21,179,038)                                          $21,683,962
-----------------------------------------------------------------------------------------------

Preferred Stocks - 3.1%
-----------------------------------------------------------------------------------------------
                                                                        Shares
-----------------------------------------------------------------------------------------------
  Cablevision Systems Corp., 11.125s, 2008
    (Telecommunications)                                                 2,741      $   279,582
  K-III Communications Corp., 10s, (Telecommunications)                    750           76,313
  Renaissance Cosmetics, 14s (Consumer Goods and
    Services)#                                                             103           90,640
  Supermarkets General Holdings Corp., $3.52 Exch., 2007
    (Supermarkets)#                                                      1,500           30,375
  Time-Warner, Inc., 10.25s (Entertainment)(S)(S)                          213          237,314
-----------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $653,552)                                  $   714,224
-----------------------------------------------------------------------------------------------

Warrants - 0.1%
-----------------------------------------------------------------------------------------------
                                                                      Warrants
-----------------------------------------------------------------------------------------------
  Renaissance Cosmetics (Consumer Goods & Services)*                       100      $    10,000
  Esat Holdings (Telecommunications)*                                      500            1,000
-----------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $10,220)                                           $    11,000
-----------------------------------------------------------------------------------------------

Short-Term Obligations - 2.4%
-----------------------------------------------------------------------------------------------
                                                              Principal Amount
                                                                 (000 Omitted)
-----------------------------------------------------------------------------------------------
  Federal National Mortgage Assn., due 7/09/97 - 7/30/
    97,
    at Amortized Cost                                                  $   560      $   557,432
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $22,400,242)                                    $22,966,618
Other Assets, less Liabilities                                                              639
-----------------------------------------------------------------------------------------------

Net Assets - 100.0%                                                                 $22,967,257
-----------------------------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security-in default.
(S)(S)When issued security. At June 30, 1997, the Series had sufficient cash and/or securities at least equal to the value.
 #Payment-in-kind bond.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $22,400,242)           $22,966,618
  Cash                                                                 9,463
  Receivable for Series shares sold                                   31,626
  Receivable for investments sold                                     42,685
  Interest receivable                                                504,277
  Receivable from investment adviser                                   4,539
  Deferred organization expenses                                       5,645
  Other assets                                                           114
                                                                 -----------
      Total assets                                               $23,564,967
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $    41,394
  Payable for investments purchased                                  548,343
  Payable to affiliates for management fee                             1,877
  Accrued expenses and other liabilities                               6,096
                                                                 -----------
      Total liabilities                                          $   597,710
                                                                 -----------
Net assets                                                       $22,967,257
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $21,390,107
  Unrealized appreciation on investments                             566,376
  Accumulated undistributed net realized gain on investments         193,133
  Accumulated undistributed net investment income                    817,641
                                                                 -----------
      Total                                                      $22,967,257
                                                                 ===========
Shares of beneficial interest outstanding                        1,978,965
                                                                 =========

Net assset value per share
  (net assets of $22,967,257 / 1,978,965 shares of beneficial
  interest outstanding)                                           $11.61
                                                                  ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Six Months Ended June 30, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $  888,279
    Dividends                                                            4,540
                                                                    ----------
      Total investment income                                       $  892,819
                                                                    ----------

  Expenses -
    Management fee                                                  $   66,126
    Trustees' compensation                                               1,017
    Shareholder servicing agent fee                                      3,056
    Administrative fee                                                     954
    Printing                                                            16,613
    Auditing fee                                                         8,561
    Custodian fee                                                        7,515
    Amortization of organization expenses                                  911
    Legal fee                                                              175
    Miscellaneous                                                        1,046
                                                                    ----------
      Total expenses                                                $  105,974
    Fees paid indirectly                                                  (850)
    Preliminary reduction of expenses by investment adviser            (16,951)
                                                                    ----------
      Net expenses                                                  $   88,173
                                                                    ----------
        Net investment income                                       $  804,646
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions  $  193,291
  Change in unrealized appreciation on investments                  $  289,406
                                                                    ----------
    Net realized and unrealized gain on investments                 $  482,697
                                                                    ----------
      Increase in net assets from operations                        $1,287,343
                                                                    ==========

See notes to financial statements

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                       Six Months Ended                  Year Ended
                                                          June 30, 1997           December 31, 1996
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $   804,646                 $   608,726
  Net realized gain on investments                              193,291                     116,891
  Net unrealized gain on investments                            289,406                     248,395
                                                            -----------                 -----------
    Increase in net assets from operations                  $ 1,287,343                 $   974,012
                                                            -----------                 -----------
Distributions declared to shareholders -
  From net investment income                                $    --                     $  (596,086)
  From net realized gain on investments                          --                        (114,491)
                                                            -----------                 -----------
    Total distributions declared to shareholders            $    --                     $  (710,577)
                                                            -----------                 -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                          $15,232,309                 $18,788,696
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                             --                         710,575
  Cost of shares reacquired                                  (6,546,518)                 (8,715,074)
                                                            -----------                 -----------
    Increase in net assets from Series share
transactions                                                $ 8,685,791                 $10,784,197
                                                            -----------                 -----------
      Total increase in net assets                          $ 9,973,134                 $11,047,632
Net assets:
  At beginning of period                                     12,994,123                   1,946,491
                                                            -----------                 -----------
  At end of period (including accumulated
    undistributed net investment income of $817,641
    and $12,995, respectively)                              $22,967,257                 $12,994,123
                                                            ===========                 ===========

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------
                                    Six Months Ended                  Year Ended                 Period Ended
                                       June 30, 1997           December 31, 1996           December 31, 1995*
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $10.87                      $10.29                       $10.00
                                              ------                      ------                       ------

Income from investment operations# -
  Net investment income(S)                    $ 0.50                      $ 0.89                       $ 0.34
  Net realized and unrealized
    gain on investments                         0.24                        0.32                         0.18
                                              ------                      ------                       ------
    Total from investment operations          $ 0.74                      $ 1.21                       $ 0.52
                                              ------                      ------                       ------

Less distributions declared to shareholders -
  From net investment income                  $ --                        $(0.53)                      $(0.23)
  From net realized gain on investments         --                         (0.10)                        --
                                              ------                      ------                       ------
      Total distributions
declared to shareholders                      $ --                        $(0.63)                      $(0.23)
                                              ------                      ------                       ------
Net asset value - end of period               $11.61                      $10.87                       $10.29
                                              ======                      ======                       ======
Total return                                   6.81%++                    11.80%                        5.25%++

Ratios (to average net assets)/Supplemental data(S):
  Expenses                                     1.00%+                      1.00%                        1.00%+
  Net investment income                        9.08%+                      8.18%                        8.17%+
Portfolio turnover                               60%                        135%                          32%
Net assets at end of period (000 omitted)    $22,967                     $12,994                       $1,946

  *For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for fees paid indirectly.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

  Net investment income                       $ 0.49                      $ 0.82                       $ 0.20
  Ratios (to average net assets):
    Expenses##                                 1.20%+                      1.62%                        4.38%+
    Net investment income                      8.88%+                      7.56%                        4.82%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 11 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Capital gains taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex- dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $80,091.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $19,478,422 and $9,943,754 respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $22,400,242
                                                                   ===========
Gross unrealized appreciation                                      $   794,069
Gross unrealized depreciation                                         (227,693)
                                                                   -----------
  Net unrealized appreciation                                      $   566,376
                                                                   ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                        Six Months Ended June 30, 1997      Year Ended December 31, 1996
                                      ---------------------------------  --------------------------------
                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                1,368,657       $15,232,309       1,753,000       $18,788,696
Shares issued to shareholders in
  reinvestment of distributions             --               --                 65,370           710,575
Shares reacquired                           (585,017)       (6,546,518)       (812,190)       (8,715,074)
                                           ---------       -----------       ---------       -----------
    Net increase                             783,640       $ 8,685,791       1,006,180       $10,784,197
                                           =========       ===========       =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $62.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1996 and financial highlights for the six months then ended, the year ended December 31, 1996, and the period from July 26, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997
                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VHI-3-8/97 7M